DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund

Supplement to the Fund's Prospectuses
dated February 25, 2005

On August 18, 2005, the Board of Trustees of Delaware Group Adviser Funds unanimously voted to approve changes to the investment strategies and policies of Delaware U.S. Growth Fund (the "Fund"). All changes are effective as of 60 days after the date of this Supplement.

The following replaces the sections entitled "What is the Fund's goal?" and "What are the Fund's main investment strategies" in the Prospectuses:

What is the Fund's goal?
Delaware U.S. Growth Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in common stocks. The Fund invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, we seek to select securities we believe have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Fund's selection decisions. We may sell a security if we no longer believe that security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. We may also invest up to 20% of the Fund's assets in debt securities and bonds. In addition, we may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Fund's debt securities and bonds, do not exceed 35% of the Fund's assets.

The following replaces the section entitled "Our investment strategies" in the section "How we manager the Fund":

How we manage the Fund

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals. We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware U.S. Growth Fund seeks long-term capital appreciation. We invest primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, we generally focus on medium and large-size companies. Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom up approach, we look for companies that:

-have large end market potential, dominant business models and strong free cash flow generation:
-demonstrate operational efficiencies;
-have planned well for capital allocation; and
-have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

-management changes;
-new products;
-structural changes in the economy; or
-corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

This supplement is dated August 30, 2005.